SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported) July 14, 2005 (July 11, 2005)


                             RITE AID CORPORATION
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            (Exact name of registrant as specified in its charter)




        Delaware                          1-5742                  23-1614034
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(State or Other Jurisdiction           (Commission             (IRS Employer
    of Incorporation)                  File Number)          Identification No.)



30 Hunter Lane, Camp Hill, Pennsylvania                              17011
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code         (717) 761-2633
                                                     ---------------------------


                                     None
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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Financial Officers; Election of Directors; Appointment of Principal Officers

On July 11, 2005, Colin V. Reed resigned his position as a member of Rite Aid Corporation's Board of Directors. No disagreement between Mr. Reed and Rite Aid that would require disclosure under Item 5.02(a) of Form 8-K has occurred.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RITE AID CORPORATION





Dated: July 14, 2005                    By:  /s/Robert B. Sari
                                            ------------------------------------
                                            Name:  Robert B. Sari
                                            Title: Senior Vice President,
                                                   General Counsel and Secretary